UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 15, 1994


                   Sears Credit Account Trust 1990 D
              (Exact name of registrant as specified in charter)


Illinois                33-37019-01            Not Applicable
(State of               (Commission            (IRS Employer
Organization)           File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.     Other Events

            On December 15, 1994, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.     Financial Statements and Exhibits


  21. Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1994 and reflecting the performance of the Trust during the Due Period ended in November 1994, which will accompany the distribution on December 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Sears Credit Account Trust 1990 D
                                                (Registrant)

                              By:   Sears Receivables Financing Group,
Inc.
                                          (Originator of the Trust)


Date: December 15, 1994       By:   /S/PERRY N. WEINE
                                    Perry N. Weine
                                    Vice President, Administration

                                 EXHIBIT INDEX





Exhibit No.


      21.   Monthly Investor Certificateholders' Statement -
            (December 15, 1994).

                                                Exhibit 21
SEARS CREDIT ACCOUNT TRUST 1990 D
MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

9.35%  CREDIT ACCOUNT
PASS-THROUGH CERTIFICATES

         Under   the   Pooling  and   Servicing   Agreement  dated  as of
October 15,1990, by and among Sears, Roebuck and Co.("Sears"), Sears Receivables Financing Group, Inc. and Bank of America Illinois, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required
to be prepared with respect to the distribution of      December 15, 1994
(the current Distribution Date") and with respect to the performance of the
Trust during the Due Period ended November, 1994        (the "related
Due Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amount for the Trust as a whole.

A.Information Regarding the Current Monthly Distribution
  (Stated on the Basis of $1,000 Original Principal Amount).

  1.The  total  amount of the distribution  to Investor
    Certificateholders on the current Distribution  Date
    per $1,000 interest.....                                    $0.000000000

  2.The amount of the distribution set forth in paragraph
    1  above  in respect  of  interest  on  the  Investor
    Certificates,   per  $1,000  interest.......                $0.000000000

  3.The amount of the distribution set forth in paragraph
    1  above  in respect  of  principal  on the  Investor
    Certificates,   per  $1,000  interest...........            $0.000000000

B.Information Regarding the Performance of the Trust.

  1 Collections of Receivables.

    (a)The  aggregate  amount of  Collections  of
       Finance  Charge   Receivables   processed
       during the related Due Period...........               $13,477,338.49

    (b)The  aggregate   amount of  Collections   of
       Principal Receivables processed during the
       related Due Period...........................          $48,119,930.15

    (c)The aggregate amount of Collections of Finance
       Charge  Receivables   processed  during  the
       related Due  Period which  were allocated in
       respect of  the  Investor  Certificates.....           $11,903,953.83

    (d)The aggregate amount  of  Collections of
       Principal Receivables  processed during the
       related  Due  Period  which  were allocated
       in  respect of  the  Investor  Certificates....        $37,997,307.40

    (e)The aggregate  amount of Collections of Finance
       Charge   Receivables   processed  during  the
       related   Due  Period   which   were  allocated
       in  respect  of  the Seller Certificate.....            $1,573,384.66

    (f)The  aggregate  amount  of  Collections  of
       Principal Receivables processed during the
       related  Due  Period  which  were  allocated
       in respect of the Seller Certificate..............     $10,122,622.75


  2.Principal Receivables in the Trust;  Principal
    Funding Account.


    (a)The  aggregate  amount of Principal Receivables
       in  the  Trust as  of  the  end  of the related
       Due Period  (which  reflects  the  Principal
       Receivables  represented  by  both  the  Seller
       Certificate  and  the  Investor  Certificates).....   $841,280,204.17

    (b)The amount of  Principal  Receivables  in the
       Trust represented by  the Investor Certificates
       (the "Investor Interest") as of the end of the
       related  Due Period .................                 $312,500,000.00


    (c)The Investor Interest set forth  in  paragraph
       2(b)  above  as  a  percentage  of the aggregate
       amount of Principal Receivables  set forth  in
       paragraph  2(a)  above...............................           37.15%

    (d)The Invested  Amount as  of  the  end  of  the
       current Distribution Date.............................$750,000,000.00

    (e)The  total  amount  to  be deposited   in   the
       Principal  Funding  Account  in  respect   of
       Collections  of  Principal  Receivables  on such
       Distribution Date.............................         $31,250,000.00

    (f)The total amount on deposit  in the Principal
       Funding  Account in respect of Collections of
       Principal Receivables on such Distribution Date
       (after giving effect to the deposit referred to
       in paragraph 2(e)).........................           $437,500,000.00


    (g)The total  amount  of  Investment  Income  since
       the  last  Distribution  Date.........................  $1,813,142.34

    (h)The  Deficit  Accumulation Amount  (after  giving
       effect to the deposit referred to in paragraph 2(e)             $0.00


  3.Interest Funding Account.

    (a)The  total  amount  to  be  deposited   in   the
       Interest   Funding    Account   in  respect   of
       Certificate Interest on such Distribution  Date..       $5,843,750.00

    (b)The  total  amount  on deposit  in the  Interest
       Funding   Account  in  respect  of  Certificate
       Interest  on   such  Distribution  Date   (after
       giving effect to  the deposit  referred to  in
       paragraph  3 (a)).......................               $11,687,500.00


  4.Investor Charged-Off Amount.

    (a)The  aggregate  amount of  Receivables charge-
       off as  uncollectible during the related Due
       Period allocable to the Investor Certificates
       (the  "Investor  Charged-Off Amount")..............     $1,400,868.64

    (b)The  Aggregate  Investor  Charged-Off  Amount..                 $0.00


  5.Investor Losses; Reimbursement of Charge-Offs.


    (a)The excess of the Investor Charged-Off  Amount
       set forth in paragraph 3(a) above over the sum
       of (i) payments in respect of the  Available
       Subordinated Amount and (ii) Excess Servicing,
       if any (an "Investor Loss")...........................          $0.00

    (b)The amount of  the  Investor  Loss set  forth  in
       paragraph  4(a)   above,   per  $1,000   interest
       (which  will have the  effect of reducing,   pro
       rata, the amount of  each  Investor  Certificate-
       holder's investment)..................................          $0.00

    (c)The total  amount  reimbursed  to   the Trust  in
       the current month from the sum  of the  Available
       Subordinated  Amount  and  Excess  Servicing, if
       any, in respect  of Investor  Losses  in  prior
       months................................................          $0.00

    (d)The  amount set  forth  in  paragraph  4(c) above,
       per $1,000 interest (which  will  have the effect
       of  increasing,  pro  rata,  the  amount  of  each
       Investor Certificateholder's investment)..............          $0.00

    (e)The aggregate  amount of Investor  Losses  in
       the Trust  as  of  the  end  of  the  current
       Distribution Date.....................................          $0.00

    (f)The  amount set  forth in  paragraph  4(e)  above,
       per $1,000  interest (which  will  have the effect
       of  reducing,  pro  rata,   the  amount  of  each
       Investor  Certificateholder's  investment)............          $0.00


  6.Investor Servicing Fee.

       The  aggregate  amount  of  the Investor Monthly
       Servicing  Fee  payable  by  the Trust  to  the
       Servicer for the related Due Period...................    $572,916.67


  7.Available Subordinated Amount.

    (a)The  amount  available  to  be  applied  pursuant
       to Section  4.03  as  of the  end  of the current
       Distribution Date..................................... $63,750,000.00

    (b)The  amount set  forth in  paragraph   6(a) above
       as  a  percentage  of  the Invested  Amount.......               8.50%


  8.Investor Excess Spread Analysis
                                                $                 % (1)


    Allocated Yield (2)                  $13,717,096.17                21.95%

    Less:
      Certificate Interest (3)            $5,843,750.00                 9.35%
      Servicing Fees (4)                    $572,916.67                 0.92%
      Allocated Charge-Offs (5)           $1,400,868.64                 2.24%

    Subtotal                              $7,817,535.31                12.51%

    Excess Spread                         $5,899,560.86                 9.44%

    (1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
    (2)    Section B1(c) plus Section B2(g) above
    (3)    See Section B3(a) above
    (4)    See Section B6 above
    (5)    See Section B4(a) above

  Note:  Payment rate (aggregate collections/beg. receivables
         balance) for the related Due Period:                           7.14%

C.The Pool Factor.

    The  Pool  Factor  (which  represents  the  ratio  of  the
    amount  of  the  Invested   Amount  as  of   the  end  of
    the   day  on  the  current  Distribution   Date  to the
    amount  of  the  Investor   Interest  as   of  the  Closing
    Date).   The    amount   of   an    Investor    Certificate-
    holder's   pro  rata   share   of   the   Invested   Amount
    can   be   determined    by   multiplying    the   original
    denomination   of   the   Holder's   Investor   Certificate
    by the Pool Factor.......................................      1.0000000

                BANK OF AMERICA ILLINOIS,
                 as Trustee
                /S/ G. M. Carroll
                By: G. M. Carroll
                      Title: Vice President